SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement

ZERIFY, INC.
(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share; Series A Preferred Stock, no par value, Series B Stock, $0.10 par value

2)	Aggregate number of securities to which transaction applies:

1,061,942,572Common Stock; 3 Class A Preferred Stock; 36,667 Class B Preferred Stock

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

ZERIFY, INC.

1090 King Georges Post Road – Suite 603

Edison, NJ 08837

(732) 661-9641

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2023

The Annual Meeting of Stockholders (the "Annual Meeting") of ZERIFY, INC., a New Jersey corporation (the "Company"), will be held at 4:00 p.m., local time, on JANUARY 20, 2023 on line (instructions to be found below and on the proxy card) for the following purposes:

(1)

To elect three members to the Company's Board of Directors to hold office until the Company's next Annual Meeting of Stockholders in 2024 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company's independent certified public accountants;

(3)	To consider an advisory vote to approve the compensation of our named executive officers;

(4)	To ratify the 2022 Omnibus Equity Compensation Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on December 1, 2022 as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

You may vote by completing and mailing the Proxy or attend virtually by the following link: www.virtualshareholdermeeting.com/ZRFY2023.

By Order of the Board of Directors

Edison, NJ	/s/ Mark L. Kay
November 28, 2022	MARK L. KAY
CHIEF EXECUTIVE OFFICER

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING ONLINE. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

Regardless of the number of shares you own or whether you plan to attend the meeting virtually, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card via email to marklkay@zerify.com or by mail to the Company office. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting virtually, remember to be able to provide a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and will attend the meeting virtually, bring a form of personal identification with you. In the case of attending virtually and intending to vote at that time, you must show proof of beneficial ownership. The annual meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

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ZERIFY, INC.

1090 King Georges Post Road – Suite 603

Edison, NJ 08837

(732) 661-9641

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ZERIFY, INC., a Wyoming corporation (the "Company"), for proxies from the holders of the Company's common stock, par value $0.0001 per share (the "Common Stock"), Series A Preferred Stock, no par value (“Series A Preferred Stock”) and Series B Preferred Stock, $0.10 par value (“Series B Preferred Stock”).

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is immediately following the Record Date of December 1, 2022. Stockholders should review the information provided herein in conjunction with the Company's 2021 Annual Report, which was filed with the Securities and Exchange Commission on April 14, 2022 and amended July 18, 2022 and the Company quarterly filings on Form 10-Q. The Company's principal executive offices are located at 1090 King Georges Post Road – Suite 603, Edison, NJ 08837, telephone (732) 661-9641.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person at the virtual meeting should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company.

The cost of preparing, assembling and mailing this Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of U.S. mail and email, employees of the Company may solicit proxies personally, by email and by telephone. The Company's employees will receive no compensation for soliciting proxies. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for any out-of-pocket expenses incurred in this solicitation.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in this Proxy Statement that may be raised in the Annual Meeting. If the requested proxy is given to vote, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented for action.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the Chief Executive Officer of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of common stock or preferred stock and delivering it to the Chief Executive Officer of the Company.

Any written notice revoking a proxy should be sent to: ZERIFY, INC., 1090 King Georges Post Road – Suite #603, Edison, NJ 08837., Attn: Mark L. Kay.

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PURPOSE OF THE ANNUAL MEETING

At the annual meeting, the Company's Stockholders will consider and vote upon the following matters:

(1)

To elect three members to the Company's Board of Directors to hold office until the Company's next Annual Meeting of Stockholders in 2024 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company's independent certified public accountants;

(3)	To consider an advisory vote to approve the compensation of our named executive officers;

(4)	To ratify the 2022 Omnibus Equity Compensation Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR in regards to all the matters requiring a vote. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Markets under the symbol "ZRFY." Inclusion on the OTC Markets permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on December 1, 2022 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote. As of the date herein there are 1,061,942,572 shares of Common Stock, $0.0001 par value (the "Common Stock") issued and outstanding, and 3 shares of Series A preferred stock, no par value (the “Series A Preferred Stock”), issued and outstanding, and 36,667 shares of Series B preferred stock, par value $0.10 per share (“Series B Preferred Stock”), all of which are entitled to be voted. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. The Series B Preferred Stock collectively has voting rights equal to ten votes for each shares of Series B Preferred Stock held.

The presence, in person virtually or by proxy, of at least a majority of the total number of voting shares of Common Stock and Preferred Stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be counted as shares for purposes of determining a quorum.

The Company will select one or more inspectors to determine the number of shares of Common Stock, the existence of a plurality, the validity and effect of the proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote will be available for examination by any shareholder at the Company's principal executive offices located at 1090 King Georges Post Road, Suite 603, Edison, New Jersey or through any other means, for a period of 10 days prior to the Annual Meeting Date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 21, 2022, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 1090 King Georges Post Road, Suite 603, Edison, New Jersey 08837. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

This table is based upon information obtained from our stock records.

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)		PERCENTAGE OF CLASS(2) (excluding Preferred Stock (11)
Mark L. Kay	10,658,451	(3),(1-3)	0.9613%
Ramarao Pemmaraju	20,291,131	(4),(5),(1-3)	1.8301%
George Waller	12,120,803	(6),(7),(1-3)	1.0932%
All directors and executive officers as a group (3 persons)	43,070,385	(8)	3.8846%
NetLabs.com, Inc.	2	(9),(10)	0.00000018%

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 90 days from the date hereof.

(2)

Based on 1,061,942,572  shares of common stock outstanding as of November 21, 2022; also including 3 shares of common stock available upon the conversion of certain convertible loans, 2,294,394 shares of common stock available upon the conversion of Series B Preferred stock, 83,133,001 shares of common stock underlying common stock purchase options and 68,981,234 shares of common stock underlying warrants.

(3)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $240,000 of convertibles and $3,656,250,000,000 per share for $28,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.005 per share. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common and preferred stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(4)

Includes 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 2 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 116,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 30,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 15,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share. Of the total shares, 64,002 shares, consisting of 1 share of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $25,000 of convertibles and $3,656,250,000,000 per share for $5,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 44,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 10,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share are in the name of Sunita Pemmaraju who is a family member of Ramarao Pemmaraju. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

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(5)	Excludes shares owned by NetLabs.com, Inc. which is controlled by Ramarao Pemmaraju and another individual.

(6)	Includes 1 share listed in the name of Katherine LaRosa who is a family member of George Waller.

(7)

Includes 1 share of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 72,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 20,000 shares of common stock underlying vested ten-year options valued at $2.05 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share. Mark Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(8)

Includes 2 shares of common stock available upon the conversion of certain convertible loans valued at $4,875,000,000,000 per share for $265,000 of convertibles and $3,656,250,000,000 per share for $33,000 of convertibles, 4 shares of common stock underlying vested ten-year options valued at $1,121,250,000 per share, 260,000 shares of common stock underlying vested ten-year options valued at $3.125 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.85 per share, 70,000 shares of common stock underlying vested ten-year options valued at $2.05 per share, 35,000,000 shares of common stock underlying vested ten-year options valued at $0.0375 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.005 per share. Excludes the Series A Preferred Shares: Mark L. Kay, along with Ramarao Pemmaraju and George Waller, each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller, have irrevocably waived any conversion rights.

(9)	Ramarao Pemmaraju controls NetLabs.com, Inc. along with another individual.

(10)	Includes 1 share of common stock underlying vested ten-year options valued at $975,000,000 per share.

(11)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock.

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Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

Preferred Stock

On October 21, 2010, we amended our Articles of Incorporation in New Jersey to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. On November 15, 2010, we changed our domicile from the state of New Jersey to the state of Wyoming.

In addition to the 10,000,000 shares of preferred stock authorized, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock. The bylaws under the Wyoming Incorporation were amended to reflect the rights and preferences of each additional new designation.

The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

The Series B Preferred Stock have preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from our assets not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock, par value $0.10. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock has ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY CONVERTIBLE NOTES

In prior years, the Company issued unsecured convertible notes to its Chief Executive Officer (CEO) in exchange for cash and/or services rendered. The notes have a compounded interest rate of 8% per annum and will mature on December 31, 2022, as amended. The aggregate notes are convertible by the note holders into less than one share of the Company’s common stock at fixed conversion prices adjusted for applicable reverse stock splits. As of September 30, 2022 and December 31, 2021, the outstanding balance of the notes payable amounted to $268,000.

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RELATED PARTY PROMISSORY NOTES

Notes payable-related party notes represent unsecured notes payable to the Company’s Chief Executive Officer (CEO) ranging in interest rates of 0% per annum to 10% per annum and will mature on December 31, 2022, as amended. The outstanding balance of these notes payable at September 30, 2022 and December 31, 2021 amounted to $693,000, respectively.

DIRECTORS AND EXECUTIVE OFFICERS.

The current Board of Directors and officers are as follows:

Name	Position
Mark L. Kay	Chief Executive Officer and Chairman of the Board of Directors
Philip E. Blocker	Chief Financial Officer
Ramarao Pemmaraju	Chief Technical Officer and Director
George Waller	Executive Vice President and Director

Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Our executive officers are elected by the Board of Directors to serve until their successors are elected and qualified.

The following is a brief description of the business experience of our executive officers who are also the Directors and significant employees:

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined Zerify, Inc.as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining Zerify, Inc. Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

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Philip E. Blocker, Chief Financial Officer

Mr. Blocker was CFO of MediaServ, a NYC based Internet software development company, in 2001. Prior to MediaServ, Mr. Blocker was a partner in POLARIS, a $25 million technology reseller, specializing in storage and high availability solutions. He is a Certified Public Accountant and has practical experience with taking private companies public.

Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined Zerify, Inc.in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectID® product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined Zerify, Inc.in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of Zerify, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

Committees

We have two committees: the Audit Committee and the Compensation Committee. At this time, there are no members of either Committee and the Board of Directors performs the acts of the Committees. None of our current directors are deemed "independent" directors as that term is used by the national stock exchanges or have the requisite public company accounting background or expertise to be considered an "audit committee financial expert" as that term is defined under Regulation S-K promulgated under the Securities Act of 1933, as amended.

It is anticipated that the principal functions of the Audit Committee will be to recommend the annual appointment of our auditors, the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting our operating results and to review our internal control procedures.

It is anticipated that the Compensation Committee will develop a Company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate our employees. It is further anticipated that one of the aspects of the program will be to link an employee's compensation to his or her performance, and that the grant of stock options or other awards related to the price of the common shares will be used in order to make an employee's compensation consistent with shareholders' gains. It is expected that salaries will be set competitively relative to the technology development industry and that individual experience and performance will be considered in setting salaries.

At present, executive and director compensation matters are determined by a majority vote of the board of directors.

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We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not our directors, officers, or employees on the same basis as candidates proposed by any other person.

Code of Ethics.

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics contains standards that are reasonably designed to deter wrongdoing and to promote:

o	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Commission and in other public communications made by us;

o	Compliance with applicable governmental laws, rules and regulations;

o	The prompt internal reporting of violations of the code to the board of directors or another appropriate person or persons; and

o	Accountability for adherence to the code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is related to the compensation paid, distributed, or accrued by us for the fiscal years ended December 31, 2021 and 2020 to our Chief Executive Officer (principal executive officer) during the last fiscal year and the two other most highly compensated executive officers serving as of the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”). The foregoing persons are collectively referred to in this Offering Circular as the “Named Executive Officers.” Compensation information is shown for the years ended December 31, 2021 and 2020:

					Incentive Plan Option	Securities	Nonqualified Deferred
				Stock	Awards	Underlying	Compensation	All Other
Name/ Principal		Salary	Bonus	Awards	(Vested)	Options/SARs	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Mark L. Kay	2021	161,000	10,000	-	662,000	-	-	-	833,000
Chief Executive Officer	2020	158,000	6,000	-	51,000	-	-	-	215,000

George Waller	2021	161,000	10,000	-	662,000	-	-	-	833,000
Executive Vice President	2020	160,000	6,000	-	51,000	-	-	-	217,000

Ramarao Pemmeraju	2021	161,000	10,000	-	2,729,000	-	-	-	2,900,000
Chief Technology Officer	2020	161,000	6,000	-	51,000	-	-	-	218,000

On July 31, 2010, Philip E. Blocker was appointed our Chief Financial Officer. Mr. Blocker is not our employee. He received fee payments of $2,000 in 2021 and $2,000 in 2020. Mr. Blocker received no option awards in 2021 or 2020.

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Outstanding Option Awards at Year End

The following table provides certain information regarding unexercised options to purchase common stock, stock options that have not vested, and equity-incentive plan awards outstanding at December 31, 2021 for each Named Executive Officer and/or Director:

Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark L. Kay	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31
	10,000,000	-	-	$0.005	12/18/30

George Waller	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31

Ramarao Pemmaraju	1	-	-	$1,121,250,000	01/03/23	-	-	-	-
	72,000	-	-	$3.125	09/28/26	-	-	-	-
	20,000	-	-	$2.85	12/21/27
	20,000	-	-	$2.05	12/17/29
	546,448	9,453,552	-	$0.0375	12/22/31

11

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Director Compensation

All three of our directors were also our executive officers through December 31, 2021. Our directors did not receive any separate compensation for serving as such during fiscal 2021.

Non-Director Compensation

In April 2021, Will Lynch was hired as the Director of Channel Distribution and not as a Named Executive Officer. A Director of Channel Distribution develops, services, and grows relationships with clients. Mr. Lynch has an annual salary of $100,000 and will also receive 2% net of all Channel sales. Mr. Lynch reports to our Executive Vice President and Marketing Director. Will Lynch left his position on November 18, 2022.

Director Compensation

All three of our directors were also our executive officers through December 31, 2021 and into 2022. Our directors did not receive any separate compensation for serving as such during fiscal 2021 and into 2022.

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AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Fees billed by Weinberg & Company, P.A. for the fiscal years ended December 31, 2020 and 2021 related to the Company’s audit services were approved by the Audit Committee and paid by the Company.

The following table shows the audit fees incurred for fiscal year 2018 and 2017:

	2018	2017
Audit fees (1)	$107,500	$101,500
Audit related fees (2)	-	-
Tax fees (3)	-	-
Total	$107,500	$101,500

(1)

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagements.

(2)

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

(3)

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

The Board of Directors has reviewed and discussed with the our management and independent registered public accounting firm our audited financial statements contained in our Annual Report on Form 10-K for our 2021 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from us. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited financial statements be included in our Annual Report on Form 10-K for our 2021 fiscal year for filing with the SEC.

Pre-Approval Policies

The Board's policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by us to our accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

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PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their re-election or their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME

Mark L. Kay	Ramarao Pemmaraju	George Waller

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined Zerify, Inc.as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining Zerify, Inc. Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

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Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined Zerify, Inc.in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectID® product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined Zerify, Inc.in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of Zerify, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

BOARD OF DIRECTORS

Directors are elected at the Company's annual meeting of Stockholders and serve for a term of one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as Directors of the Company, within reason. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2024 AND UNTIL THEIR RE-ELECTION OR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed Weinberg and Company, PA as the Company's independent certified public accountants. A representative of Weinberg and Company, PA may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Weinberg and Company, PA.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF WEINBERG AND COMPANY, PA AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders.  If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEO”) as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Previously, the stockholders voted that executive compensation advisory votes will be held every three years.  This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the NEO’s compensation that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

 “BE IT RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved”.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4 – RATIFICATION OF THE 2022 OMNIBUS EQUITY COMPENSATION PLAN

This summary is qualified in its entirety by the terms of the 2022 Omnibus Equity Compensation Plan, a copy of which is attached hereto as Exhibit A.

The 2022 Omnibus Equity Compensation Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock. The total number of shares of Common Stock with respect to which awards may be granted under the 2022 Omnibus Equity Compensation Plan shall be Two-Hundred and Fifty Million (250,000,000) shares of common stock (which may be increased or decreased at the discretion of the Board of Directors). The 2012 Stock Option Plan terminated on October 5, 2022, the ten-year anniversary of its effective date (ratified by the shareholders on November 16, 2012). However, awards granted before the termination of the 2012 Stock Option Plan may extend beyond that date in accordance with their terms.

The 2022 Omnibus Equity Compensation Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 110% of the fair market value per share of common stock on the date the options are granted for ISOs if the optionee owns more than 10% of the common stock. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

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Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2022 Omnibus Equity Compensation Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

The 2022 Omnibus Equity Compensation Plan may be amended, terminated or suspended by the Board at any time. The 2022 Omnibus Equity Compensation Plan will terminate not later than the ten-year anniversary of its effective date. However, awards granted before the termination of the 2013 Omnibus Equity Compensation Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2022 Omnibus Equity Compensation Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our Shares at such time, less the exercise price paid. The holder's basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Shares on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

18

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE 2022 OMNIBUS EQUITY COMPENSATION PLAN

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Commission’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that we file with the Commission through the Commission’s Internet site at www.sec.gov.

19

We filed our annual report for the fiscal year ended December 31, 2021 on Form 10-K with the SEC. A copy of past annual reports on Form 10-K, may be obtained, upon written request by any stockholder to Mark L. Kay, Chief Executive Officer, Zerify, Inc., 1090 King Georges Post Road – Suite 630, Edison, New Jersey 08837, phone number (732) 661- 9641

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2021, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

20

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2018 and have it included in our proxy statement must submit the proposal in writing to Mark L. Kay. We must receive the proposal no later than May 1, 2023. Shareholders intending to present a proposal at the Annual Meeting in 2019, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2020 no later than May 1, 2023. If the notice is after May 1, 2023, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2020. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Mark L. Kay

MARK L. KAY

Chief Executive Officer

21

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

ZERIFY, INC.

PROXY -- ANNUAL MEETING OF SHAREHOLDERS – JANUARY 20, 2023

The undersigned, revoking all previous proxies, hereby appoint(s) Mark L. Kay as Proxy, with full power of substitution, to represent and to vote all Common Stock of ZERIFY, INC. owned by the undersigned at the Annual Meeting of Shareholders to be held virtually from Edison, New Jersey, on January 20, 2023, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

(1)	ELECTION OF DIRECTORS. Nominee: Mark L. Kay
Ramarao Pemmaraju George Waller

☐	FOR ALL NOMINEES LISTED (Except as specified here:______________)

OR

☐	WITHHOLDING AUTHORITY to vote for the nominee listed above

(2)	Proposal to Ratify the appointment of Weinberg and Company, PA as Independent Auditor of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	To approve by an advisory vote named executive officer compensation .

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	To approve the 2022 Omnibus Equity Compensation Plan .

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, 3, and 4.

Dated ____________________________, 2023

_________________________________                 _________________________________

(Print Name)                                                                          (Signature)

Dated ____________________________, 2023

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

For the virtual meeting, the link would be:

www.virtualshareholdermeeting.com/ZRFY2023

22

Exhibit A

ZERIFY, INC.

2022 OMNIBUS EQUITY COMPENSATION PLAN

23

ARTICLE I

GENERAL PROVISIONS

1.1 The Plan is designed for the benefit of the directors, executives, independent contractors, and key employees of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Plan shall be effective on October 1, 2022 (the "Effective Date"), subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

ARTICLE II

DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as amended.

2.3 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

24

2.4 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted or Deferred Stock, Stock Award, Performance Share, Other Stock-Based Award, or any combination of the foregoing.

2.5 "Board" means the Board of Directors of the Company.

2.6 "Change in Control" shall have the meaning set forth in Section 13.2 of the Plan.

2.7 "Change in Control Price" shall have the meaning set forth in Section 13.7 of the Plan.

2.8 "Code" means the Internal Revenue Code of 1986, as amended.

2.9 "Committee" means the Compensation Committee of the Board, or in the absence of a Committee, the Board of Directors.

2.10 "Company" means Zerify, Inc., a Wyoming corporation.

2.11 "Deferral Period" means the period commencing on the date an Award of Deferred Stock is granted and ending on such date as the Committee shall determine.

2.12 "Deferred Stock" means the stock awarded under Article IX of the Plan.

2.13 "Disability" means disability as determined under procedures established by the Committee or in any Award.

2.14 "Discount Stock Options" means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.15 "Early Retirement" means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.16 "Effective Date" shall have the meaning set forth in Section 1.3 of the Plan.

2.17 "Elective Deferral Period" shall have the meaning set forth in Section 9.3 of the Plan.

2.18 "Eligible Participant" means any director, executive or key employee of the Company, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term "Eligible Participant" shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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2.20 "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding trading days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

2.21 "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.22 "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.23 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.24 "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.25 "Option Grant Date" means, as to any Stock Option, the latest of:

(a)	the date on which the Committee grants the Stock Option to the Participant;

(b)

the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)	such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.26 "Other Stock-Based Award" means an Award under Article XII of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

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2.27 "Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.28 "Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.29 "Performance Objectives" shall have the meaning set forth in Article XI of the Plan.

2.30 "Performance Period" shall have the meaning set forth in Article XI of the Plan.

2.31 "Plan" means the Zerify, Inc. Omnibus Equity Compensation Plan, as amended from time to time.

2.32 “Related Stock Appreciation Right” shall have the meaning set forth in Section 6.1 of the Plan.

2.33 "Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34 "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.35 "Retirement" means Normal or Early Retirement.

2.36 "Stock" means shares of common stock par value $.001 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.10.

2.37 "Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock; provided that, such price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

2.38 "Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.39 "Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.

2.40 "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

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2.41 "Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.42 "Termination of Employment" means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred. Notwithstanding the foregoing, Termination of Employment shall, for purposes of any payment under an Award to which Section 409A of Code applies, have the same meaning as “separation from service” under Section 409A (and any regulations thereunder).

ARTICLE III

ADMINISTRATION

3.1 This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the "Committee" herein shall be deemed to include the Board.

3.2 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.3 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

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3.4 Without limiting the foregoing Sections 3.1, 3.2 and 3.3, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.4 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.5 The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be Two-Hundred and Fifty Million (250,000,000) Shares. The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.10.

(a) If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

(b) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

(c) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.6 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.7 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

(b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

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3.8 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.9 Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.10 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company's or its Subsidiaries' corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

(a) the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.5, 3.15, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

(b) the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c) the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of (i) each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code and (ii) any Award that is subject to Section 409A of the Code shall comply with Section 409A and any regulations thereunder.

3.11 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Any payments required under this Section 3.11 that are subject to Section 409A of the Code shall be made by the end of year following the year in which the expenses and liabilities were incurred.

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3.12 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

3.13 The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect or comply with applicable law. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.14 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

ARTICLE IV

INCENTIVE STOCK OPTIONS

4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until the ten (10) year anniversary of the Effective Date, subject to the following conditions:

(a) The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

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(b) The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(i) as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

(ii) as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

(c) The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

(i) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred-thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option. Notwithstanding the foregoing, no Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as such and the Company shall honor any such stock Option as a Nonqualified Stock Option.

(d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

(e) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

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4.2 The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock and Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3 If the Incentive Stock Option Award Agreement so provides, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE V

NONQUALIFIED STOCK OPTIONS

5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Option Grant Date.

5.3 The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(a) as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b) as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

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6.2 A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3 Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or (to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations) subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

6.4 The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

6.5 The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right. Payment may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6 Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7 The Committee, in its sole discretion, may, to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations, also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8 In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1 Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

7.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. To the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), the Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

(a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b) converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.5.

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7.5 The Committee may, in its sole discretion consistent with Section 409A of the Code (and any regulations thereunder), authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6 In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

7.7 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

7.8 The Committee may, to the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

ARTICLE VIII

RESTRICTED STOCK

8.1 Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in conjunction with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2 With respect to Awards of Restricted Stock, the Committee shall:

(a) determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

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(b) determine the length of the Restriction Period subject to such limits as may be required by applicable law;

(c) determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

(d) determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e) determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

8.3 Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such other period as the Committee may specify) after the date of the Award of Restricted Stock, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4 Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5 Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6 To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

8.7 In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8 The certificates representing shares of Restricted Stock may either:

(a) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

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(b) be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9 Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10 If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11 In order to better ensure that Award grants actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee consistent (where applicable) with Section 409A of the Code (and any regulations thereunder).

ARTICLE IX

DEFERRED STOCK

9.1 Shares of Deferred Stock (together with cash dividend equivalents, if so determined by the Committee) may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine. Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

9.2 Deferred Stock Awards shall be subject to the following terms and conditions:

(a) Subject to the provisions of this Plan and the applicable Deferred Stock Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period defined in Section 9.3), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award. Notwithstanding the foregoing, based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, at or after the date of the grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Deferred Stock Award.

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(b) Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Deferred Stock Award.

(c) Except to the extent otherwise provided in this Plan or in the applicable Deferred Stock Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

(d) The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions; provided, that for any Award of Deferred Shares subject to Section 409A of the Code, any such offset or payment may only be made to the extent permitted under Section 409A (or any regulations thereunder). The designated percentage shall be equal to the income and employment tax withholding rate in effect at the time under federal and applicable state laws.

(e) The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between fifty percent (50%) and the designated percentage cash payment.

(f) The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate.

9.3 A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee consistent with Section 409A of the Code. Such election must be made at such time as may be permitted under Section 409A (and any regulations thereunder). The deferral of any Award under this Section 9.3 shall comply and be administered consistent with Section 409A. Notwithstanding anything herein to the contrary, in no event will any deferral of any Award be allowed if the Committee determines that the deferral would result in a violation of the requirements of Section 409A for deferral elections and/or the timing of payments. Any deferral election may be reformed by the Committee to the extent necessary or appropriate to comply with the requirements of Section 409A.

9.4 Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5 In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion consistent with Section 409A of the Code (where applicable), for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

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ARTICLE X

STOCK AWARDS

10.1 A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3 Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or (to the extent consistent with Section 409A of the Code and any regulations thereunder) at any time subsequent thereto or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.10) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4 A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

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ARTICLE XI

PERFORMANCE SHARES

11.1 Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2 With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(a) determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

(b) determine the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c) determine the form of settlement of a Performance Share; and

(d) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.15.

11.3 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4 The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Objectives shall include any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) operating income; (b) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (c) earnings; (d) cash flow; (e) market share; (f) sales or revenue; (g) expenses; (h) profit/loss or profit margin; (i) working capital; (j) return on equity or capital; (k) earnings per share; (l) stock price; (m) price/earnings ratio; (n) debt or debt-to-equity; (o) balance sheet measurements; (p) cash or assets; (q) liquidity; (r) economic value added (“EVA”); (s) operations; (t) mergers and acquisitions or divestitures; (y) development status of product candidates; and (z) status of clinical trials. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5 The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6 If a Participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and prorated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may, in its sole discretion, provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

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11.7 Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8 The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

ARTICLE XII

OTHER STOCK-BASED AWARDS

12.1 Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2 Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a) Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(c) Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

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(d) Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

(e) Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Award Agreement.

(f) Stock (including securities convertible into Stock) issued on a bonus basis under this Article XII may be issued for no cash consideration.

(g) Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

12.3 Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

(a) The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

(b) Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof; provided, that if such Award is subject to Section 409A of the Code, it shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

(c) The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ARTICLE XIII

ACCELERATION EVENTS

13.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Change in Control".

13.2 A "Change in Control" shall be deemed to have occurred if:

(a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company and (including any trustee of such plan acting as trustee) who:

(i) makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

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(ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least fifty percent (50%) of the Company's Stock (an "Acquisition");

(b) The shareholders of the Company approve a definitive agreement or plan (i) to merge or consolidate the Company with or into another Company and (x) the Company shall not be the surviving corporation or (y) the Company shall be the surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) to sell or otherwise dispose of 50% or more of its assets, or (iii) to liquidate the Company;

(c) The Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person; or

(d) When, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing, the individuals who, prior to such transaction, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof.

13.3 Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

(b) the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

(c) the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.4 Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that 50% of all then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. Notwithstanding the foregoing sentence, the percentage of outstanding Stock Options which may become immediately exercisable and fully vested upon the Acceleration Event may, in the Committee’s discretion, be higher or lower than 50%.

13.5 Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock- Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

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13.6 The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price," as defined in Section 13.7 as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.7 For purposes of Section 13.7, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the Nasdaq Global Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Participant exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights). Notwithstanding the foregoing, Fair Market Value on the date of exercise shall be used for any Award, the use of any other value for which would result in the imposition of income taxes and penalties under Section 409A of the Code.

13.8 Notwithstanding the foregoing, the time for payment of any Award subject to Section 409A of the Code shall not be accelerated or otherwise changed under this Article to the extent such acceleration or other change would be contrary to the payment timing or other rules under Section 409A (or any regulations thereunder).

ARTICLE XIV

AMENDMENT AND TERMINATION

14.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company's shareholders, shall:

(a) alter the group of persons eligible to participate in the Plan;

(b) extend the period during which Incentive Stock Option Awards may be granted beyond Ten Years [10 years maximum] ;

(c) limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

(d) change any of the provisions of this Article XIV.

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14.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

(a) annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

(b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

(c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3 If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity- based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or (to the extent consistent with Section 409A of the Code) another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or (to the extent consistent with Section 409A) another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or (to the extent consistent with Section 409A) selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

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15.4 The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

15.5 Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of Wyoming, except to the extent preempted by ERISA.

15.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

15.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

15.10 All Awards shall, to extent applicable, comply and be administered in accordance with the rules and requirements of Section 409A of the Code. Notwithstanding any other provision of the Plan, the Committee may take such actions as it deems necessary or appropriate to ensure that any Award comply with or be exempt from Section 409A and may interpret this Plan in any manner necessary to ensure that Awards comply with or are exempt from Section 409A. In the event that the Committee determines that an Award should comply with or be exempt from Section 409A and that a Plan provision or Award Agreement provision is necessary to ensure that such Award complies with or is exempt from Section 409A of the Code, such provision shall be deemed included in the Plan or such Award Agreement. The Committee may also unilaterally reform any Agreement to the extent necessary to comply with Section 409A.

15.11 In the event that a Participant is a “specified employee” within the meaning of Section 409A (as determined by the Company or its delegate), any payment required under this Plan that is subject to Section 409A and is payable upon Termination of Employment, shall not be made or begin until the expiration of the 6-month period following the Participant’s Termination of Employment.

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